Investor Conference
First Quarter 2009

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

FORWARD LOOKING STATEMENTS

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Corporate Profile

Corporate Profile

- Commercial bank chartered on November 18, 1996 and headquartered in Winston-Salem, North Carolina
- Strong management team with an average of 17 years of in-market and 29 years of total banking experience
- Fifth largest community bank based in North Carolina with total assets of over $1.8 billion as of December 31, 2008
- Focus on small and mid-sized businesses and professionals
- Ranked third in Forsyth County (includes the city of Winston-Salem) in deposit market share, with 5% of a $14.4 billion deposit market

Operating in High Growth Markets


Asheville
Buncombe
Wake
Surry
Stokes
Rockingham
Yadkin
Forsyth
Guilford
Iredell
Greensboro
Raleigh
Winston-Salem
Headquarters
High Point
Mooresville
Charlotte

22 banking offices in 9 counties across central North Carolina

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

High Growth Demographics

County	Percent of SCMF Franchise (%)	Actual Population	Proj. Pop. Growth by 2013 (%)	Median HH Income ($)	Proj. HH Income Growth by 2013 (%)
Forsyth	61.7	345,969	9.2	55,540	14.0
Surry	10.4	73,908	2.0	41,210	13.5
Yadkin	7.9	38,716	3.2	44,288	13.1
Guilford	6.8	468,153	7.5	56,815	14.2
Stokes	5.7	46,975	2.7	47,027	13.4
Iredell	4.2	156,294	16.7	54,189	15.1
Rockingham	1.7	93,253	0.7	42,221	15.3
Wake	0.8	842,109	19.9	74,985	17.8
Buncombe	0.7	230,620	7.9	47,170	16.6
Wt. Avg. SCMF	**100**	**2,295,997**	**7.7**	**52,577**	**14.0**
U.S.		**309,299,265**	**6.3**	**54,749**	**17.0**

Deposit Growth Opportunities

There is a significant opportunity to gain deposit market share in Forsyth County:

		2008		
2008 Rank	Institution (ST)	Number of Branches	Total Deposits in Market ($000)	Total Market Share (%)
1	BB&T Corp.	14	9,044,277	62.73
2	Wells Fargo & Co. (formerly Wachovia Corp.)	19	2,336,500	16.21
3	**Southern Community Financial**	**6**	**753,374**	**5.23**
4	Piedmont FSB (NC)	9	593,087	4.11
5	SunTrust Banks Inc. (GA)	11	446,328	3.10
6	Bank of America Corp. (NC)	10	371,597	2.58
7	First Citizens BancShares Inc. (NC)	7	287,808	2.00
8	NewBridge Bancorp (NC)	6	149,197	1.03
9	TriStone Community Bank (NC)	2	108,945	0.76
10	Royal Bank of Canada	4	105,207	0.73
	Total For Institutions In Market	**109**	**14,416,803**	

Source: SNL Financial, FDIC Summary of Deposits ; Data as of June 30, 2008

Growth Strategies & Outlook

Successfully Navigating the Current Environment

Asset Quality:

- Lend to established businesses with historical cash flow
- Independent loan review
- Continue building loan loss reserves
- Manageable risk in loan portfolio is contained within residential construction and development loans
- Several construction lenders have contractor's and/or appraisal licenses which facilitates resolution
- Expect NPAs to increase during 1Q09 but remain manageable

Key Focus

Net Interest Margin & Capital:

- Continue to focus on core deposit gathering
- Loan and deposit pricing becoming more rational
- Opportunities created through market disruption (new relationship acquisitions)
- Completed $42.8 million offering under Treasury's Capital Purchase Program in December 2008 (one of the first community banks in our markets to receive approval)

Deposit Growth Initiatives

- Me Banking product (premium rate DDA) continues to gain traction:
  - 3,319 accounts opened during 2008
  - Average account balance of $10,200
- DDA/Closed account ratio improved to 1.97 at year-end 2008 from 1.34 at year-end 2007
- Continue to build Commercial Deposit Services team, which will oversee all cash management and non-interest income initiatives
  - Working with an outside consultant to assist in building this group
  - New initiatives slated for implementation in 2009

Looking Forward

- Build out existing markets
  - ➢De novo growth + accretive acquisitions
- Build non interest income
  - ➢ Expand mortgage operations & wealth management division
- Leverage commercial relationships, infrastructure and people
- Enhance profitability
  - Improve net interest margin
  - Build core deposit base – lower funding costs
  - Increase yields on earning assets
  - Expense control / Efficiency

Financials

Proven Track Record of Growth

Five-Year CAGR

	SCMF	Peer Average
Assets	+18%	+18%
Loans	+20%	+19%
Deposits	+16%	+17%
Equity	**+30%**	+19%
Net Income	**+10%**	+1%

Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

2008 Financial Highlights

- Loan and deposit growth for 2008 of 11% and 18%, respectively
- Net income of $5.9 million or $0.33 per share decreased 22% from $7.6 million or $0.43 per share despite an increased provision of $5.4 million over 2007
- Net interest income increased $3.7 million or 8% on strong growth in earning assets despite 20 bps decline in net interest margin
- Service charge income increased 19% fueled by growth in transaction accounts
- Efficiency ratio decreased to 71.65% from 74.23% in 2007 as operating expenses only increased 2.9% in 2008

Fourth Quarter 2008 Highlights

- Net income of $1.6 million or $0.08 per share, in line with 3Q08 despite $1 million increase in provision for loan losses
- NPLs/loans of 1.10%, up from 0.91% in 3Q08
- NPAs/assets of 1.12%, up from 0.84% in 3Q08
- NCOs/average loans of 0.43% up from 0.28% in 3Q08
- Reserves/loans of 1.43% compared to 1.35% in 3Q08

Fourth Quarter 2008 Highlights

- Net interest income increased 8% sequentially
- Net interest margin of 3.10% up 22 bps compared to 2.88% in 3Q08
  - Deposit and borrowing costs repriced downward to a greater extent than asset yields in response to 175 bps reduction in Fed target rate due to interest rate floors on variable rate loans
- Non-interest income increased 21% sequentially due to $440 thousand loss on derivatives contracts in 3Q08
- Expenses increased $449 thousand or 4% over 3Q08 due to:
  - $291 thousand in write-off of goodwill related to prior mortgage acquisition and increased problem loan workout/ foreclosure activity

Asset Quality: Consistently Outperform our Peers


NPAs/Assets
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
SCMF
Peer Average

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Asset Quality: Consistently Outperform our Peers



NCOs/Average Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
SCMF
Peer Average

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Reserve Coverage In Line With Peers Despite Stronger Asset Quality


Loan Loss Reserves/Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
SCMF
Peer Average

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Capital Ratios Bolstered by TARP Infusion

	Actual 9/30/08	Actual 12/31/08[1]	Regulatory Minimum[2]
Tier One Leverage**	7.83%	10.57%	5.00%
Tier One Risk Based*	9.34%	12.45%	6.00%
Total Risk Based*	10.67%	13.79%	10.00%

All ratios shown above are at the holding company level

* To Risk Weighted Assets
** To Average Assets
(1) Includes $42.75 million TARP investment closed on December 5, 2008
(2) Minimum for Well Capitalized Banks

A Diversified Loan Portfolio

As of 12/31/08:



Commercial & Industrial 22%
Residential Mortgage 20%
Consumer 2%
Commercial Mortgage 28%
Construction & Land Development 28%

- Approximately 56% of loans are variable rate loans (mostly prime-based)
- Approximately 32% of CRE loans are owner-occupied
- Residential construction accounts for approximately 98% of construction loans, or 27% of total loans

Residential Construction Loan Portfolio

As of 12/31/08:



Other
3%
Custom
16%
Acquisition &
Development
28%
Lot Loans
14%
Speculative
Construction
39%

CRE Loans by Property Type

As of 12/31/08:


Multifamily
7%
Other
3%
Hotels/Motels
7%
Industrial
35%
Religious
Organizations
10%
Office
14%
Retail
24%

Deposit Composition

As of 12/31/08:


Demand
8%
NOW/Savings
15%
CDs < $100k
40%
Money Market
24%
CDs > $100k
13%

Southern Community
FINANCIAL CORPORATION

Small Enough To Care

NASDAQ: SCMF

www.smallenoughtocare.com